Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

13. INCOME TAXES

The Company files tax returns in United States (“U.S.”) Federal, state and local jurisdictions, plus Argentina and the United Kingdom (“U.K.”).

United States and international components of income before income taxes were as follows:

	For the Years Ended
	December 31,
	2018	2017
United States	$(5,171,150)	$(5,654,598)
International	(507,269)	(2,257,914)
Income before income taxes	$(5,678,419)	$(7,912,512)

The income tax provision (benefit) consisted of the following:

	For the Years Ended
	December 31,
	2018	2017
Federal
Current	$-	$-
Deferred	(979,625)	5,378,411

State and local
Current	-	-
Deferred	1,839,145	(2,099,305)

Foreign
Current	-	-
Deferred	1,590	19,576

	861,109	3,298,682
Change in valuation allowance	(861,109)	(3,298,682)
Income tax provision (benefit)	$-	$-

For the years ended December 31, 2018 and 2017, the expected tax expense (benefit) based on the statutory rate is reconciled with the actual tax expense (benefit) as follows:

	For the Years Ended
	December 31,
	2018	2017
U.S. federal statutory rate	(21.0)%	(34.0)%
State taxes, net of federal benefit	(3.1)%	(11.0)%
Permanent differences	0.7%	1.8%
Write-off of deferred tax asset	3.9%	1.6%
Change in tax rates	0.0%	86.0%
Prior period adjustments	33.4%	(3.0)%
Other	1.3%	0.3%
Change in valuation allowance	(15.2)%	(41.7)%

Income tax provision (benefit)	0.0%	0.0%

As of December 31, 2018 and 2017, the Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

	For the Years Ended
	December 31,
	2018	2017
Net operating loss	$18,734,230	$19,315,973
Stock based compensation	1,120,521	1,381,564
Argentine tax credits	433,407	439,541
Accruals and other	4,991	5,708
Receivable allowances	415,662	428,814
Total deferred tax assets	20,708,810	21,571,600
Valuation allowance	(20,701,515)	(21,562,624)
Deferred tax assets, net of valuation allowance	7,295	8,976
Excess of book over tax basis of warrants	(7,295)	(8,976)
Net deferred tax assets	$-	$-

As of December 31, 2018, the Company estimates that approximately $62,000,000, $53,600,000 and $30,100,000 of gross U.S. federal, state and local net operating losses (“NOLs”) may be available to offset future taxable income. Approximately $56,700,000 of the federal NOLs will expire from 2019 to 2037 and approximately $5,400,000 have no expiration. These NOL carryovers are subject to annual limitations under Section 382 of the U.S. Internal Revenue Code because there was a greater than 50% ownership change, as determined under the regulations, on or about June 30, 2012. We have determined that, due to those annual limitations under Section 382, approximately $6,315,000 of NOLs will expire unused and are not included in the available NOLs stated above. Therefore, we have reduced the related deferred tax asset for NOL carryovers by approximately $2,810,000 from June 30, 2012 forward. The Company’s NOL’s generated through the date of the ownership change on June 30, 2012 are subject to an annual limitation of approximately $1,004,000. To date, no additional annual limitations have been triggered, but the Company remains subject to the possibility that a future greater than 50% ownership change could trigger additional annual limitation on the usage of NOLs.

As of December 31, 2018, the Company had approximately $465,000 of gross U.K. NOL carryovers which do not expire and the Company had approximately $433,000 of Argentine tax credits which may be carried forward 10 years and begin to expire in 2018.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the future generation of taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and taxing strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the net deferred tax assets for each period, since it is more likely than not that all of the deferred tax assets will not be realized. The valuation allowance for the year ended December 31, 2018 decreased by approximately $900,000 and for the year ended December 31, 2017 decreased by approximately $3,300,000.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s consolidated financial statements as of December 31, 2018 and 2017. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company has U.S. tax returns subject to examination by tax authorities beginning with those filed for the year ended December 31, 2015 (or the year ended December 31, 1999 if the Company were to utilize its NOLs). No tax audits were commenced or were in process during the years ended December 31, 2018 and 2017. The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the consolidated statements of operations.

The Tax Cuts and Jobs Act (the “Act”) was enacted in December 2017 making significant changes to the Internal Revenue Code. Changes include but are not limited to (a) the reduction of the U.S. corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017; (b) the transition of U.S. international tax taxation from a worldwide tax system to a territorial system; and (c) a one-time transition tax on the mandatory deemed repatriation of foreign earnings. The transition tax is based on total post-1986 earnings and profits which were previously deferred from U.S. income taxes. At December 31, 2018, the Company did not have any undistributed earnings of our foreign subsidiaries. As a result, no additional income or withholding taxes have been provided for. The Company does not anticipate any impacts of the global intangible low taxed income (“GILTI”) and base erosion anti-abuse tax (“BEAT”) and as such, the Company has not recorded any impact associated with either GILTI or BEAT. The change in tax law required the Company to remeasure existing net deferred tax assets using the lower rate in the period of enactment resulting in an income tax expense of approximately $6.8 million which is fully offset by the corresponding tax benefit of $6.8 million from the reduction in the valuation allowance in the year ended December 31, 2017.

SAB 118 recognizes that a registrant’s review of certain income tax effects of the Tax Act may be incomplete at the time financial statements are issued for the reporting period that includes the enactment date, including interim periods therein. Specifically, SAB 118 allows a company to report provisional estimates in the reporting period that includes the enactment date if the company does not have the necessary information available, prepared, or fully analyzed for certain income tax effects of the Tax Act. The provisional estimates would be adjusted during a measurement period not to exceed 12 months from the enactment date of the Tax Act, at which time the accounting for the income tax effects of the Tax Act is required to be completed. The Company has completed its accounting for the income tax effects of the enactment of the Tax Act and made no changes to the provisional amounts previously recorded.